UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):      January 27, 2006
LanVision Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28132	31-1455414

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10200 Alliance Road, Suite 200, Cincinnati, OH	45242-4716

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code                                          (513) 794-7100
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
Signatures
INDEX TO EXHIBITS
EX-10.1
EX-10.2
EX-10.3
EX-10.4

Item 1.01 Entry into a Material Definitive Agreement
On January 27, 2006 the Compensation Committee of the Board of Directors of LanVision Systems, Inc. approved the Company’s 2006 Executive Compensation and authorized Amendments to the Officers Employment Agreements attached hereto as Exhibit 10.1 through 10.4. The new compensation amounts are as follows: J. Brian Patsy Chief Executive Officer ($244,519); William A. Geers Chief Operating Officer ($199,500); Paul W. Bridge, Jr. Chief Financial Officer ($171,156); and Donald E. Vick, Jr. Controller ($101,790). The material terms of the Employment Agreements are summarized in the Company’s proxy statement dated April 7, 2005 under the heading Employment Agreements, which information is incorporated herein by reference from that proxy statement.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

EXHIBIT NUMBER	DESCRIPTION

10.1	Amendment No. 2 to Employment Agreement of J. Brian Patsy

10.2	Amendment No. 2 to Employment Agreement of William A, Geers

10.3	Amendment No. 1 to Employment Agreement of Paul W. Bridge, Jr.

10.4	Amendment No. 1 to Employment Agreement of Donald E. Vick, Jr.

Signatures
Pursuant to the requirements of the Securities Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LanVision Systems, Inc.
Date: January 31, 2006	By:	/s/ Paul W. Bridge, Jr.
Paul W. Bridge, Jr.
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

10.1	Amendment No. 2 to Employment Agreement of J. Brian Patsy

10.2	Amendment No. 2 to Employment Agreement of William A, Geers

10.3	Amendment No. 1 to Employment Agreement of Paul W. Bridge, Jr.

10.4	Amendment No. 1 to Employment Agreement of Donald E. Vick, Jr.